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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation of our report dated February 8, 1995 included in this Form 10-K, into the Company's previously filed Registration Statements No. 33-64712 and 33-52993.


                                                       /s/ Arthur Andersen LLP
                                                           ARTHUR ANDERSEN LLP

Houston, Texas
February 22, 1995